Q4 2024 Earnings Conference Call

Certain comments in this presentation contain certain forward looking statements (as defined in the Securities Exchange Act of 1934 and the regulations thereunder). Forward looking statements are not historical facts but instead represent only the beliefs, expectations or opinions of Home Bancorp, Inc. and its management regarding future events, many of which, by their nature, are inherently uncertain. Forward looking statements may be identified by the use of such words as: “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, or words of similar meaning, or future or conditional terms such as “will”, “would”, “should”, “could”, “may”, “likely”, “probably”, or “possibly.” Forward looking statements include, but are not limited to, financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks, uncertainties and assumption, many of which are difficult to predict and generally are beyond the control of Home Bancorp, Inc. and its management, that could cause actual results to differ materially from those expressed in, or implied or projected by, forward looking statements. The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward looking statements: (1) economic and competitive conditions which could affect the volume of loan originations, deposit flows and real estate values; (2) the levels of noninterest income and expense and the amount of loan losses; (3) competitive pressure among depository institutions increasing significantly; (4) changes in the interest rate environment causing reduced interest margins; (5) general economic conditions, either nationally or in the markets in which Home Bancorp, Inc. is or will be doing business, being less favorable than expected; (6) political and social unrest, including acts of war or terrorism; (7) we may not fully realize all the benefits we anticipated in connection with our acquisitions of other institutions or our assumptions made in connection therewith may prove to be inaccurate; (8) cyber incidents or other failures, disruptions or security beaches; or (9) legislation or changes in regulatory requirements adversely affecting the business of Home Bancorp, Inc. Home Bancorp, Inc. undertakes no obligation to update these forward looking statements to reflect events or circumstances that occur after the date on which such statements were made. As used in this report, unless the context otherwise requires, the terms “we,” “our,” “us,” or the “Company” refer to Home Bancorp, Inc. and the term the “Bank” refers to Home Bank, N.A., a national bank and wholly owned subsidiary of the Company. In addition, unless the context otherwise requires, references to the operations of the Company include the operations of the Bank. For a more detailed description of the factors that may affect Home Bancorp’s operating results or the outcomes described in these forward-looking statements, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023. Home Bancorp assumes no obligation to update the forward-looking statements made during this presentation. For more information, please visit our website www.home24bank.com. Non-GAAP Information This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles (“GAAP”). The Company's management uses this non-GAAP financial information in its analysis of the Company's performance. In this presentation, information is included which excludes acquired loans, intangible assets, impact of the gain (loss) on the sale of a banking center, the impact of merger-related expenses and one-time tax effects. Management believes the presentation of this non-GAAP financial information provides useful information that is helpful to a full understanding of the Company’s financial position and core operating results. This non-GAAP financial information should not be viewed as a substitute for financial information determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial information presented by other companies. | 2 Forward-Looking Statements

Headquarters: Lafayette, LA Ticker: HBCP (NASDAQ) History: • Founded in 1908 • IPO completed October 2008 • Six acquisitions completed since 2010 • 43 locations across Southern Louisiana, Western Mississippi and Houston Highlights: • Total Assets: $3.4 billion at December 31, 2024 • Market Cap: $383 million at January 23, 2025 • Ownership (S&P Global as of January 23, 2025) • Institutional: 46% • Insider/ESOP: 14% | 3 Our Company Total Assets $3.4B Total Loans $2.7B Total Deposits $2.8B

| 4 Our Markets

Quarterly Financial Highlights

(dollars in thousands, except per share data)

	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
Profitability						
Net income	$ 9,754	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673
Diluted EPS	1.22	1.17	1.14	1.02	1.18	1.21
Net interest income	29,509	29,282	28,901	29,393	30,382	31,586
Provision for loan losses	351	665	141	1,261	140	873
Core pre-provision net income[(1)]	9,820	9,846	9,152	8,868	9,430	10,430
ROA	1.18 %	1.13 %	1.11 %	0.97 %	1.10 %	1.12 %
ROE	11.0	10.6	10.0	8.8	9.8	9.7
ROATCE[(1)]	15.2	14.5	13.4	11.7	12.9	12.7
Efficiency ratio	62.9	62.9	64.3	65.8	65.3	63.5
Balance Sheet						
Assets	$ 3,317,729	$ 3,320,122	$ 3,357,604	$ 3,410,881	$ 3,441,990	$ 3,443,668
Loans	2,569,094	2,581,638	2,621,690	2,661,346	2,668,286	2,718,185
Cash and cash equivalents	84,520	75,831	90,475	113,462	135,877	98,548
Allowance for loan losses	(31,123)	(31,537)	(31,461)	(32,212)	(32,278)	(32,916)
Total deposits	2,597,484	2,670,624	2,722,578	2,722,915	2,777,487	2,780,696
TCE ratio	8.0 %	8.7 %	8.8 %	8.7 %	9.2 %	9.3 %
Loan/Deposit ratio	98.9	96.7	96.3	97.7	96.1	97.8
Per Share Data						
Share price	$ 31.87	$ 42.01	$ 38.31	$ 40.01	$ 44.58	$ 46.21
Book value	42.30	45.04	45.73	46.51	48.75	48.95
Tangible book value[(1)]	31.67	34.45	35.17	35.90	38.17	38.44
Price / tangible book value per share	101 %	122 %	109 %	111 %	117 %	120 %
Dividend paid	$ 0.25	$ 0.25	$ 0.25	$ 0.25	$ 0.25	$ 0.26

(1) See appendix for reconciliation of Non-GAAP items.

Home Bancorp, Inc. | 5

H om e B an k To ta l A ss et s ($ in m illi on s) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 Statewide Bank - $199 MM Guaranty Savings Bank - $257 MM Britton & Koontz Bank - $301 MM Bank of New Orleans - $346 MM St. Martin Bank & Trust - $597 MM CAGR = 12.4% as of December 31, 2024 | 6 Asset Growth Texan Bank - $416 MM

Profitability 1.27 0.99 1.76 1.07 1.23 1.08 1.32 1.12 1.04 1.25 1.27 1.12 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 2024 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 1.8% 2.0% Return on Average Assets 9.0 7.8 14.4 10.2 11.6 9.6 9.3 8.9 8.5 11.8 11.9 9.9 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% Return on Average Equity 11.8 10.2 18.0 13.9 16.0 12.7 11.8 11.1 10.5 15.6 15.9 12.8 ROATCE Core pre-provision earnings 2019 2020 2021 2022 2023 2024 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% Return on Tangible Common Equity 63.3 59.1 57.1 62.1 61.2 64.7 63.5 63.8 64.8 61.2 61.3 64.6 GAAP Core pre-provision earnings 2019 2020 2021 2022 2023 2024 50.0% 55.0% 60.0% 65.0% 70.0% Efficiency Ratio (1) See appendix for reconciliation of Non-GAAP items. (1) | 7

Loan Portfolio (as of December 31, 2024) CRE O.O., 26% 1-4 Mortgage, 18% CRE N.O.O., 17% C&I, 15% C&D, 13% Multifamily, 7% Home Equity, 3% Consumer, 1% Composition Market Diversification Acadiana, 28% New Orleans, 28%Houston, 19% Northshore 13% Baton Rouge, 10% MS, 2% • Total loans - $2.7 billion • 4Q 2024 WAR - 6.43% • YTD 2024 growth rate - 5% • Houston market - 19% growth rate YTD | 8

OO CRE Portfolio (as of December 31, 2024) Geographic Exposure Houston, 30% Acadiana, 27%New Orleans 18% Northshore 12% Baton Rouge 10% Mississippi, 2% Southwest LA, 1% | 9 dollars in thousands Balances % of Total Loans % of OO CRE Avg Loan Size Criticized Balances Convenience Store $ 133,988 5% 19% $ 1,381 $ — Office 99,132 4 14 453 — Warehouse Or Industrial 96,148 4 14 572 4,427 Office Medical 80,891 3 12 870 — Other Specialty Use 54,978 2 8 846 3,987 Hospital Or Surgical Center 54,620 2 8 4,552 — Retail Single Tenant 54,596 2 8 650 — Restaurant/Bar 48,743 2 7 739 547 Church/School Mtg 45,446 2 6 927 57 Other 33,568 1 4 959 — Total $ 702,110 26% 100% $ 791 $ 9,018 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 45,925 $ 88,832 $ 192,459 $ 175,513 $ 199,644 WAR 7.7% 5.2% 5.1% 6.3% 4.5 % Average Rate 5.4% Fixed Rate % 75% Convenience Store Balances 85% in Houston Nonaccrual Balance $1.6 million

NOO CRE Portfolio, including Multifamily (as of December 31, 2024) Geographic Exposure New Orleans 36% Northshore 22% Houston 21% Acadiana 14% Baton Rouge 6% Other, 1% | 10 dollars in thousands Balances % of Total Loans % of NOO CRE Avg Loan Size Criticized Balances Multifamily $ 178,568 7% 28% $ 1,275 $ 930 Retail Multi-tenant 130,378 5 21 1,552 453 Multi Use Facility 74,699 3 12 1,334 — Office 73,241 3 12 1,003 1,500 Hotel/Motel 54,026 2 9 1,256 7,650 Warehouse or Industrial 49,599 2 8 636 — Other 31,152 1 3 611 — Other Specialty Use 18,406 1 3 708 — Hospital or Surgical Center 12,621 1 2 2,104 — Retail Single Tenant 12,549 1 2 448 — Total $ 635,239 23% 100% $ 1,086 $ 10,533 Repricing or Maturing Term dollars in thousands 3 mths or less 4 - 12 mths 1-3 years 3-5 Years 5+ Years Balances $ 109,966 $ 40,774 $ 249,804 $ 140,398 $ 94,034 WAR 6.7% 6.2% 5.0% 6.7% 4.6 % Average Rate 5.68% Fixed Rate % 76% Nonaccrual Balance $1.7 million

CRE Non-Medical Office Exposure (as of December 31, 2024) | 11 Nonaccrual Balance NOO loans - $0.0 OO loans - $0.0 Total Non-Medical Office Loans $172.4 million or 6.3% of total loans NOO Geographic Exposure Baton Rouge 1.0% Houston 0.8% Norths hore 0.3% Acadiana 0.3% New Orle n s 0.2% Mississ ippi —% dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Baton Rouge $ 26,984 1.0% $ 1,227 $ — Houston 22,259 0.8 2,024 — Northshore 9,312 0.3 931 — Acadiana 9,245 0.3 402 — New Orleans 5,236 0.2 873 1,500 Mississippi 205 — 205 — Total NOO Office $ 73,241 2.6% $ 1,003 $ 1,500 dollars in thousands Balances % of Total Loans Avg Loan Size Criticized Balances Acadiana $ 31,221 1.1% $ 452 $ — New Orleans 23,056 0.8 549 — Houston 14,605 0.5 541 — Baton Rouge 13,535 0.5 376 — Northshore 11,252 0.4 489 — Mississippi 2,906 0.1 415 — Southwest LA 2,557 0.1 170 — Total OO Office $ 99,132 3.6% $ 453 $ — OO Office Exposure NOO Office Exposure Average Remaining Maturity NOO 6.1 yrs OO 7.4 yrs Average Rate NOO 5.3% OO 5.5%

Commercial & Industrial (as of December 31, 2024) | 12 Nonaccrual Balance $1.3 million LOC Utilization Rate 50% Average Rate 7.3% Geographic Exposure Acadiana 44% Baton Rouge 20% New Orleans 13% Northshore 11% Houston 9% Natchez 3% dollars in thousands Balances % of C&I % of Loans Avg Loan Size Criticized Balances Professional Services $ 55,105 13.2% 2.0% $ 123 $ 44 Finance and Insurance 55,268 13.2% 2.0 825 1,344 Retail 38,939 9.3% 1.4 213 398 Manufacturing 37,141 8.9% 1.4 273 336 Healthcare 34,277 8.2% 1.3 148 — Real Estate Leasing 36,034 8.6% 1.3 171 — Construction 36,251 8.7% 1.3 121 1,287 Transportation 27,976 6.7% 1.0 204 97 Oil & Gas Extraction 23,413 5.6% 0.9 308 — Agriculture 17,932 4.3% 0.7 121 — Other 56,291 13.4% 2.1 152 255 Totals $ 418,627 100% 15.4% $ 181 $ 3,761 Repricing or Maturing Term dollars in thousands 3 mths or less 4 -12 Mths 1 - 3 Years 3 - 5 Years 5+ Years Balances $ 229,787 $ 29,462 $ 31,106 $ 68,912 $ 59,360 WAR 8.0% 7.8% 5.4% 6.8% 5.9 % Fixed Rate % 42%

C&D Portfolio (as of December 31, 2024) Commercial Construction, 56%Lots, Development and Unimproved Land, 28% 1-4 Family Construction, 16% Composition | 13 Historic Charge-off (Recovery Rate) Charge-off (recovery) 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (0.25)% —% 0.25% 0.50% 0.75% 1.00% Total Balance $352.3 million Average Balance $553,000 $782K net charge-offs since 2009 0.5% on Nonaccrual or $1.6 million

($ in m illi on s) $1.4 $3.8 $3.7 $(0.7) $2.3 $(0.1) $2.4 $(1.0) $21.1 $29.3 $31.5 $32.9 Dec 2021 Allowance for Texan Bank Acquired PCD Loans Provision for Texan Loan Portfolio Organic Provision Net Charge- offs Dec 2022 Organic Provision Net Charge- offs Dec 2023 Organic Provision Net Charge- offs Dec 2024 0 10 20 30 40 2023 (dollars in thousands) 12/31/2023 3/31/2024 6/30/2024 9/30/2024 12/31/2024 Total Loans $ 2,581,638 $ 2,621,690 $ 2,661,346 $ 2,668,286 $ 2,718,185 Total nonperforming loans 8,814 20,349 16,818 18,089 13,598 Total special mention loans 7,928 8,578 6,754 2,415 823 Total substandard loans 28,168 35,128 32,660 34,677 35,790 Total criticized loans $ 36,096 $ 43,706 $ 39,414 $ 37,092 $ 36,613 Nonperforming loans / Total loans 0.34% 0.78% 0.63% 0.68% 0.50 % Criticized loans / Total loans 1.40% 1.67% 1.48% 1.39% 1.35 % ALL / Total Loans 1.22% 1.20% 1.21% 1.21% 1.21% 20242021 Changes in ALL | 14 2022

1.21 1.30 0.77 0.49 0.34 0.31 0.450.72 0.75 0.40 0.28 0.14 0.20 0.32 NPAs / Total Assets Originated NPAs / Total Assets 2018 2019 2020 2021 2022 2023 2024 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% NPAs / Assets title 0.15 0.09 0.12 0.09 0.03 — 0.04 2018 2019 2020 2021 2022 2023 2024 0.00% 0.05% 0.10% 0.15% 0.20% Net Charge-offs / YTD Average Loans 63 63 165 146 267 304 211 ALL / NPAs 2018 2019 2020 2021 2022 2023 2024 0% 50% 100% 150% 200% 250% 300% 350% ALL / NPAs 1.94 1.73 1.03 0.83 0.41 0.52 0.76 0.87 1.32 0.74 0.57 0.32 0.36 0.67 Past Due Loans / Loans Originated Past Due / Originated Loans 2018 2019 2020 2021 2022 2023 2024 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% Loans Past Due Credit Quality Trends | 15

Investment Portfolio | 16 (dollars in millions) Book Value Gain/(loss) Eff. Duration MBS $195 $(23) 4.7 Agency CMBS 153 (8) 2.5 Muni 55 (8) 6.0 CMO 17 (1) 3.6 Agency 18 (1) 2.7 Corp 7 — 1.0 Total $445 $(41) 3.9 10 Year Investment Cash Flow 13% 30% 46% 58% 67% 74% 80% 84% 89% 92% Expected Principal Cash Flows (dollars in thousands) Percentage of Cash Flows - Cumulative FYE 2025 FYE 2026 FYE 2027 FYE 2028 FYE 2029 FYE 2030 FYE 2031 FYE 2032 FYE 2033 FYE 2034 $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 —% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% MBS 43.9% Agency CMBS 34.4% Muni 12.2% Agency 4.1% CMO 3.8% Corp 1.6% 11.7% of total assets 2.4% Q4 yield $41.0 million unrealized loss ~ 9.2% of book value 99.7% AFS $8.8 million MV decline in Q4 $9.1 million decline in book value QoQ

Acadiana 54% New Orleans 14% Houston 11% Northshore 10% Mississippi, 7% Baton Rouge, 4% $ in m illi on s 24% 28% 30% 34% 28% 26% 28% 29% 31% 25% 24% 23% 22% 17% 13% 13% 24% 26% 15% 15% 15% 16% 15% 17% 11% 11% 11% 12% 9% 8% Demand deposits NOW Certificates of deposit Money Market Savings Balance 2019 2020 2021 2022 2023 2024 1,500 2,000 2,500 3,000 Change (dollars in thousands) 12/31/2023 9/30/2024 12/31/2024 QoQ YoY Demand Deposits 744,424 740,854 733,073 (7,781) (11,351) Savings 231,624 215,815 210,977 (4,838) (20,647) Money Market 408,024 452,456 457,483 5,027 49,459 NOW 641,818 644,061 645,246 1,185 3,428 CDs 644,734 724,301 733,917 9,616 89,183 Total Deposits $ 2,670,624 $ 2,777,487 $ 2,780,696 $ 3,209 $ 110,072 Deposits (as of December 31, 2024) | 17 $33,698 Average deposit size 26% Non-interest bearing deposit composition 4% YTD 2024 growth rate

Deposits (as of December 31, 2024) | 18 Retail Business Public Broker Total FDIC Insured 45% 17% —% —% 62% Uninsured (1) 8 16 — — 24 Reciprocal — 4 — — 4 Public Funds — — 7 — 7 Brokered Deposits — — — 3 3 Total 53% 37% 7% 3% 100% Cost of Deposits 0.62 0.93 1.20 1.42 1.52 1.63 1.75 1.73 1.38 2.49 3.40 4.01 4.41 4.58 4.59 4.33 0.77 1.30 1.84 2.24 2.52 2.69 2.78 2.66 Non-maturity deposits Certificates of deposit Total interest-bearing deposits 1Q 2023 2Q 2023 3Q 2023 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 0.40 0.80 1.20 1.60 2.00 2.40 2.80 3.20 3.60 4.00 4.40 4.80 (1) Excluding internal accounts, over FDIC limit and not collateralized (2) Total primary funding sources covering uninsured deposits. Funding Availability (in thousands) Q4 2024 FHLB availability $ 1,088,068 Unencumbered investments (book) 122,686 FRB discount window 500 Total primary funding sources $ 1,211,254 Fed fund lines 55,000 Total primary and secondary liquidity $ 1,266,254 Uninsured Deposits(1) Approximately $656 million or 24% of total deposits Coverage of Uninsured Deposits(2) 185%

4.18 3.94 3.75 3.69 3.64 3.66 3.71 3.82 3.77 3.79 3.91 NIM 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 Oct- 24 Nov- 24 Dec- 24 3.40% 3.60% 3.80% 4.00% 4.20% 4.40% 4.60% NIM (TE) 5.67 5.82 5.95 6.08 6.18 6.28 6.43 6.43 Loan Yield 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 5.00% 6.00% 7.00% Yield on Loans 1.33 1.91 2.37 2.62 2.79 2.93 3.02 2.87 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 0.0% 1.0% 2.0% 3.0% 4.0% Cost of Interest-Bearing Liabilities Yields | 19 $135 million borrowing under Federal Reserve BTFP at a cost of 4.76% paid off with Short- term FHLB advances at December 31, 2024 NIM 3.82% for the quarter ended December 2024 1.94% Cost of total deposits for the quarter ended December 2024 MonthQuarter * * *Nonperforming loan relationship paid off in December recognizing $189,000 of income. * 3.80 3.83 6.40

Rate Shock 1 Year % Change in NII 200 (1.8)% 100 (0.8)% (100) 0.1% (200) (0.2)% % of assets 2019 2023 2024 Cash 2% 2% 3% Investments 12% 13% 12% Loans, excluding PPP 78% 78% 79% Other Assets 8% 7% 6% NMD - noninterest-bearing 20% 22% 21% NMD - interest-bearing 45% 39% 38% CDs 18% 19% 21% Total Deposits 83% 80% 80% Borrowings 2% 6% 5% Subordinated Debt —% 2% 2% Other 1% 1% 1% Equity 14% 11% 12% Loan portfolio effective duration ~ 2.1 (based on management estimates) Cost of 2Q2016 - 3Q2019 3Q2019 - 1Q2022 1Q2022 - 3Q2024 3Q2024 - 4Q2024 Interest-bearing deposits 36% 40% 49% 12% Total deposits 27% 31% 36% 9% Interest-bearing liabilities 33% 40% 53% 15% Funding earning assets 23% 29% 37% 11% Interest Rate Risk Forecasted Change in NII Liability Betas Historical Funding Betas Balance Sheet Composition | 20 Fed Funds Effective Cost of Deposits Cost of Funding Earning Assets Q2- 16 Q4- 16 Q2- 17 Q4- 17 Q2- 18 Q4- 18 Q3- 19 Q4- 19 Q2- 20 Q4- 20 Q2- 21 Q4- 21 Q1- 22 Q2- 22 Q4- 22 Q2- 23 Q4- 23 Q1- 24 Q2- 24 Q3- 24 Q4- 2024 —% 1.00% 2.00% 3.00% 4.00% 5.00% Investment Portfolio effective duration = 3.9 39% of loan portfolio is variable

0.62 0.62 0.57 0.54 0.44 0.46 0.43 2018 2019 2020 2021 2022 2023 2024 0.40% 0.45% 0.50% 0.55% 0.60% 0.65% Noninterest Income(1) / Assets 2.83 2.87 2.53 2.41 2.51 2.52 2.58 2018 2019 2020 2021 2022 2023 2024 2.00% 2.50% 3.00% 3.50% Noninterest Expense(1) / Assets (1) Excludes non-core items. See appendix for reconciliation of non-GAAP items. (dollars in thousands) 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Service fees and charges $ 1,235 $ 1,254 $ 1,239 $ 1,291 $ 1,334 Bank card fees 1,646 1,575 1,751 1,613 1,586 Gain on sale of loans 46 87 126 195 62 Loss on sale of assets, net (7) 6 (2) (10) 39 Other 558 627 641 603 608 Total noninterest income $ 3,478 $ 3,549 $ 3,755 $ 3,692 $ 3,629 (dollars in thousands) 4Q 2023 1Q 2024 2Q 2024 3Q 2024 4Q 2024 Compensation $ 11,401 $ 12,170 $ 12,788 $ 13,058 $ 13,314 Data processing 2,423 2,514 2,555 2,646 2,526 Occupancy 2,467 2,454 2,603 2,732 2,342 Provision for unfunded 140 — (134) — 240 Other 4,173 3,730 3,996 3,822 3,933 Total noninterest expense $ 20,604 $ 20,868 $ 21,808 $ 22,258 $ 22,355 Noninterest expense excl. provision for unfunded $ 20,464 $ 20,868 $ 21,942 $ 22,258 $ 22,115 Noninterest Income & Expense | 21

0.84 0.88 0.91 0.93 1.00 1.01 0.27 Q1 Q2 Q3 Q4 2019 2020 2021 2022 2023 2024 2025 0.00 0.50 1.00 1.50 Dividends Per Share 27.22 29.60 34.00 29.57 29.20 34.45 38.44 Tangible book value 2019 2020 2021 March 2022 2022 2023 2024 20 25 30 35 40 Tangible Book Value Share Repurchase Activity Year # Shares Average Price Cash Utilized 2019 419,498 36.82 15,444,895 2020 530,504 26.41 14,011,605 2021 246,012 36.18 8,900,409 2022 288,350 39.30 11,333,399 2023 164,272 32.01 5,257,822 2024 124,634 37.79 4,710,202 Total 1,773,270 $ 33.64 $ 59,658,332 Capital | 22 ~ 311,812 shares remaining in current plans as of January 23, 2025 New Share Repurchase Plan approved 405,000 14% Shares repurchased since 2019 7.1% CAGR TBV / share, since 2019 Cash acquisition - Texan Bank Cash dividend of $0.27 per share payable on February 21, 2025 *payable in February 2025 *

9.7 9.8 10.4 11.0 11.4 13.9 14.7 12.4 13.0 13.3 15.2 15.9 13.6 14.2 14.5 Tier 1 leverage capital Common equity tier 1 Total risk-based capital 2020 2021 2022 2023 2024 0% 5% 10% 15% 20% Capital Ratios (Bank only) Capital | 23 Home Bank, N.A. Home Bancorp, Inc. As Reported Including AOCI Losses (1) As Reported Including AOCI Losses (1) Common Equity Tier 1 capital 13.3% Tier 1 risk based capital 13.3% 12.2% 12.2% 11.9% 11.9% 10.8% 10.8% Total risk based capital 14.5% 15.0% 13.9% Tier 1 leverage capital 11.4% 13.5% 10.5% 10.2% 9.3% (1) Assumes AOCI adjustments related to market valuations on securities and interest rate derivatives are included for regulatory capital calculations. Regulatory Capital and Adjusted Capital as of December 31, 2024

Investment Perspective | 24

| 25

Appendix

(non-GAAP reconciliation)

(dollars in thousands, except per share data)

	3Q 2023	4Q 2023	1Q 2024	2Q 2024	3Q 2024	4Q 2024
Total shareholders' equity	$ 345,332	$ 367,444	$ 372,285	$ 375,830	$ 393,453	$ 396,088
Less: intangible assets	86,749	86,372	86,019	85,690	85,361	85,044
Non-GAAP tangible shareholders' equity	$ 258,583	$ 281,072	$ 286,266	$ 290,140	$ 308,092	$ 311,044
Reported net income	$ 9,754	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673
Add: amortization CDI, net tax	307	298	279	261	259	250
Non-GAAP tangible net income	$ 10,061	$ 9,683	$ 9,478	$ 8,379	$ 9,696	$ 9,923
Return on average equity	11.0 %	10.6 %	10.0 %	8.8 %	9.8 %	9.7 %
Add: intangible assets	4.2	3.9	3.4	2.9	3.1	3.0
Non-GAAP return on tangible common equity	15.2 %	14.5 %	13.4 %	11.7 %	12.9 %	12.7 %
Book value per share	$ 42.30	$ 45.04	$ 45.73	$ 46.51	$ 48.75	$ 48.95
Less: intangible assets	10.63	10.59	10.56	10.61	10.58	10.51
Non-GAAP tangible book value per share	$ 31.67	$ 34.45	$ 35.17	$ 35.90	$ 38.17	$ 38.44
Reported net income	$ 9,754	$ 9,385	$ 9,199	$ 8,118	$ 9,437	$ 9,673
Less: PPP loan income	23	22	22	20	35	12
Less: gain (loss) on sale of assets	—	(7)	6	(2)	(10)	39
Less: loan discount accretion	634	583	525	490	452	421
Add: provision for loan losses	351	665	141	1,261	140	873
Add: provision (reversal) for credit losses on unfunded commitments	—	140	—	(134)	—	240
Add: CDI amortization	389	377	353	330	328	317
Total non-core items, net of taxes	66	461	(47)	750	(7)	757
Core pre-provision net income [1]	$ 9,820	$ 9,846	$ 9,152	$ 8,868	$ 9,430	$ 10,430

Home Bancorp, Inc. | 26

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

	2019	2020	2021	2022	2023	2024
Total shareholders' equity	$ 316,329	$ 321,842	$ 351,903	$ 329,954	$ 367,444	$ 396,088
Less: intangible assets	64,472	63,112	61,949	87,973	86,372	85,044
Non-GAAP tangible shareholders' equity	$ 251,857	$ 258,730	$ 289,954	$ 241,981	$ 281,072	$ 311,044
Reported net income	$ 27,932	$ 24,765	$ 48,621	$ 34,072	$ 40,240	$ 36,427
Add: amortization CDI, net tax	1,251	1,074	919	1,266	1,264	1,049
Non-GAAP tangible income	$ 29,183	$ 25,839	$ 49,540	$ 35,338	$ 41,504	$ 37,476
Return on average equity	9.0 %	7.8 %	14.4 %	10.2 %	11.6 %	9.6 %
Add: intangible assets	2.8	2.4	3.6	3.7	4.4	3.1
Non-GAAP return on tangible common equity	11.8 %	10.2 %	18.0 %	13.9 %	16.0 %	12.7 %
Originated loans	$ 1,251,201	$ 1,625,139	$ 1,593,769	$ 1,961,425	$ 2,169,500	$ 2,354,927
Acquired loans	463,160	354,815	246,324	469,325	412,138	363,258
Total loans	$ 1,714,361	$ 1,979,954	$ 1,840,093	$ 2,430,750	$ 2,581,638	$ 2,718,185
Originated NPAs	$ 16,421	$ 10,353	$ 8,348	$ 4,489	$ 6,518	$ 10,970
Acquired NPAs	12,121	9,628	6,116	6,487	3,871	4,638
Total NPAs	$ 28,542	$ 19,981	$ 14,464	$ 10,976	$ 10,389	$ 15,608
Originated past due loans	$ 16,541	$ 12,070	$ 9,071	$ 6,215	$ 7,864	$ 15,681
Acquired past due loans	13,098	8,335	6,146	3,683	5,569	4,920
Total past due loans	$ 29,639	$ 20,405	$ 15,217	$ 9,898	$ 13,433	$ 20,601
Average assets	$ 2,198,483	$ 2,491,612	$ 2,765,878	$ 3,178,862	$ 3,262,820	$ 3,386,721
Less: average PPP loans	—	169,665	169,149	15,691	5,997	4,436
Average assets excluding PPP loans	$ 2,198,483	$ 2,321,947	$ 2,596,729	$ 3,163,171	$ 3,256,823	$ 3,382,285

Home Bancorp, Inc. | 27

Appendix

(non-GAAP reconciliation)

(dollars in thousands)

		2019		2020		2021		2022		2023		2024
Reported noninterest income	$	14,415	$	14,305	$	16,271	$	13,885	$	14,636	$	14,625
Less: BOLI benefit		1,194		—		1,717		—		—		—
Less: gain (loss) on sale of securities		—		—		—		—		(249)		—
Less: gain (loss) on sale of assets		(347)		—		(504)		26		(27)		33
Non-GAAP noninterest income	$	13,568	$	14,305	$	15,058	$	13,859	$	14,912	$	14,592
Reported noninterest expense	$	63,605	$	62,981	$	66,982	$	81,909	$	82,841	$	87,289
Less: lease termination		291		—		—		—		—		—
Less: severance pay		287		—		—		—		—		—
Less: one-time foreclosed asset recovery		—		—		—		—		739		—
Less: merger-related expenses		—		—		299		1,971		—		—
Non-GAAP noninterest expense	$	63,027	$	62,981	$	66,683	$	79,938	$	82,102	$	87,289
Reported net income	$	27,932	$	24,765	$	48,621	$	34,072	$	40,240	$	36,427
Less: PPP loan income		—		5,895		13,208		1,359		95		89
Less: Write of FDIC loss share receivable		(680)		—		—		—		—		—
Less: BOLI benefit		1,194		—		1,717		—		—		—
Less: gain (loss) on sale of assets		(347)		—		(504)		26		(27)		33
Less: gain (loss) on sale of securities		—		—		—		—		(249)		—
Less: loan discount accretion		3,503		4,097		2,361		2,933		2,532		1,888
Add: provision (reversal) for loan losses		3,014		12,728		(10,161)		7,489		2,341		2,415
Add: provision for credit losses on unfunded commitments		—		—		390		278		501		106
Add: CDI amortization		1,583		1,360		1,163		1,602		1,601		1,328
Add: lease termination		291		—		—		—		—		—
Add: severance pay		287		—		—		—		—		—
Add: one-time foreclosed asset recovery		—		—		—		—		(739)		—
Add: merger-related expenses		—		—		299		1,971		—		—
Non-core items, net of taxes		1,189		3,236		(19,822)		5,547		1,069		1,453
Core pre-provision net income [(1)]	$	29,121	$	28,001	$	28,799	$	39,619	$	41,309	$	37,880

[(1)] Core pre-provision net income - removes the impact of one time items, PPP income, provision for credit losses, loan discount accretion and CDI.

Home Bancorp, Inc. | 28

2019 2020 2021 1Q2022 2022 2023 1Q2024 2Q2024 3Q2024 4Q2024 Total shareholders' equity $ 316,329 $ 321,842 $ 351,903 $ 337,504 $ 329,954 $ 367,444 $ 372,285 $ 375,830 $ 393,453 $ 396,088 Less: intangible assets 64,472 63,112 61,949 87,569 87,973 86,372 86,019 85,690 85,361 85,044 Non-GAAP tangible shareholders' equity $ 251,857 $ 258,730 $ 289,954 $ 249,935 $ 241,981 $ 281,072 $ 286,266 $ 290,140 $ 308,092 $ 311,044 Shares Outstanding 9,252,418 8,740,104 8,526,907 8,453,014 8,286,084 8,158,281 8,140,380 8,081,344 8,070,539 8,091,522 Book value per share $ 34.19 $ 36.82 $ 41.27 $ 39.93 $ 39.82 $ 45.04 $ 45.73 $ 46.51 $ 48.75 $ 48.95 Less: intangible assets 6.97 7.22 7.27 10.36 10.62 10.59 10.56 10.61 10.58 10.51 Non-GAAP tangible book value per share $ 27.22 $ 29.60 $ 34.00 $ 29.57 $ 29.20 $ 34.45 $ 35.17 $ 35.90 $ 38.17 $ 38.44 Appendix (non-GAAP reconciliation) | 29 (dollars in thousands except for per share data)